                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               October 16, 2001

                               SYNERGY 2000, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        0-24640                        64-0872630
    --------                        -------                     ----------------
(State or other                   (Commission                   (I.R.S. Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                      Number)

         30 North Raymond Avenue, Suite 804, Pasadena, California, 91103
         ---------------------------------------------------------------
(Address of Principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:              (626) 792-8600
                                                                 --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

                                  INTRODUCTION

         This filing amends the Current Report on Form 8-K filed on October 30, 2001 in connection with the acquisition by the Registrant of Convert-Tech, Inc. ("CTI") by including financial statements for CTI and unaudited proforma financial information of the Registrant and CTI.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The following consolidated condensed financial statements for Convert-Tech, Inc., are filed herewith:

                                      Index

Balance Sheet (Unaudited)                                              F-1

Statements of Operations (Unaudited)                                   F-2

Statement of Stockholders' Equity (Unaudited)                          F-3

Statements of Cash Flows (Unaudited)                                   F-4

Notes to Financial Statements (Unaudited)                              F-5

         (b) Pro Forma Financial Information. Unaudited Pro forma Balance Sheet for the Registrant and Convert-Tech, Inc. as of September 30, 2001, and the Unaudited Pro Forma Statements of Operations and of Cash Flows for the year ended December 31, 2000 and the nine months ended September 30, 2001 are filed herewith.

         (c) Exhibits

Exhibit Number    Description                                 Location
--------------    -----------                                 --------

10.1              Agreement and Plan of Reorganization by     Previously filed
                  and among the Registrant, Infinity
                  Technology Solutions, Inc, and
                  Convert-Tech, Inc. dated October 16, 2001

10.2              Employment Agreement between the            Previously filed
                  Registrant and Charles R. Cronin, Jr.
                  dated October 16, 2001

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SYNERGY 2000, INC.
                                         ------------------
                                            (Registrant)

Date: February 27, 2002                   By: /s/ Eli Dabich, Jr.
                                             -----------------------------------
                                             Eli Dabich, Jr.,
                                             President

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

                               CONVERT-TECH, INC.
                        Financial Statements (Unaudited)
                               September 30, 2001

                               CONVERT-TECH, INC.
                        Financial Statements (Unaudited)

         Contents                                                      Page No.
         --------                                                      --------

Balance Sheets (Unaudited)                                              F-1

Statements of Operations (Unaudited)                                    F-2

Statement of Stockholders' Equity (Unaudited)                           F-3

Statements of Cash Flows (Unaudited)                                    F-4

Notes to Financial Statements (Unaudited)                               F-5


                               CONVERT-TECH, INC.
                           Balance Sheets (Unaudited)


                                                            September 30,   December 31,
                                                               2001            2000
                                                           -------------   -------------
ASSETS

     Current Assets:
         Cash                                              $      1,855    $    193,995
         Other                                                    3,735             201
                                                           -------------   -------------
              Total Current Assets                                5,590         194,196

     Equipment, Net                                                 669             669
                                                           -------------   -------------

              Total Assets                                 $      6,259    $    194,865
                                                           =============   =============

LIABILITIES AND STOCKHOLDER'S EQUITY

     Current Liabilities:
         Accounts Payable                                  $      4,369    $      4,301
         Accrued Expenses                                            --          26,537
         Accrued Income Taxes                                        --          48,976
                                                           -------------   -------------
              Total Current Liabilities                           4,369          79,814

     Stockholders' Equity:
         Common Stock, Par Value $1.00;
            Authorized 100,000 Shares;
            Issued and Outstanding 7,500 Shares                   7,500           7,500
         Capital in Excess of Par Value of Common Stock              --              --
         Retained Earnings                                       (5,610)        107,551
                                                           -------------   -------------

              Total Stockholder's Equity                          1,890         115,051
                                                           -------------   -------------

              Total Liabilities and Stockholder's Equity   $      6,259    $    194,865
                                                           =============   =============


See accompanying notes to financial statements.

                               CONVERT-TECH, INC.
                      Statements of Operations (Unaudited)

                                                   Nine Months          Year
                                                      Ended            Ended
                                                   September 30,    December 31,
                                                       2001             2000
                                                   ------------     ------------

Fees Billed                                        $   624,884      $ 1,375,673

Operating Expenses:
      Salaries                                          60,000          177,521
      Contract Services                                520,007          843,027
      Taxes and Licenses                                 4,990           10,688
      Auto and Truck                                     1,211            9,537
      Travel and Business                               20,262          115,890
      Meals and Entertainment                            1,409            1,138
      Advertising                                           --            3,000
      Professional Fees                                  1,076            5,235
      Rent                                              12,774           22,597
      Telephone                                          5,402           11,447
      Supplies                                           4,339           12,504
      Insurance                                            757            5,147
      Postage and Shipping                                   4            1,621
      Dues and Subscriptions                                60            4,709
      Depreciation                                          --              321
      Miscellaneous                                      4,764            4,082
                                                   ------------     ------------
                                                       637,055        1,228,464
                                                   ------------     ------------

Net Income (Loss) From Operations                      (12,171)         147,209

Interest Income                                          2,595            9,096
                                                   ------------     ------------

Net Income (Loss) Before Income Taxes                   (9,576)         156,305

Income Tax Benefit (Expense)                             3,735          (48,976)
                                                   ------------     ------------

Net Income (Loss)                                  $    (5,841)     $   107,329
                                                   ============     ============

See accompanying notes to financial statements.

                               CONVERT-TECH, INC.
                 Statement of Stockholder's Equity (Unaudited)

                                            Capital                    Total
                                           In Excess                   Stock-
                                Common      of Par      Retained       holder's
                                Stock        Value      Earnings        Equity
                             -----------  -----------  -----------   -----------

Balance -
  December 31, 1999          $    7,500   $       --   $      222    $    7,722

     Net Income (Loss)               --           --      107,329       107,329
                             -----------  -----------  -----------   -----------

Balance -
  December 31, 2000               7,500           --      107,551       115,051

     Dividends Paid                  --           --     (107,320)     (107,320)

     Net Income (Loss)               --           --       (5,841)       (5,841)
                             -----------  -----------  -----------   -----------

Balance -
  September 30, 2001         $    7,500   $       --   $   (5,610)   $    1,890
                             ===========  ===========  ===========   ===========

See accompanying notes to financial statements.


                               CONVERT-TECH, INC.
                      Statements of Cash Flows (Unaudited)


                                                                 Nine Months       Year
                                                                   Ended           Ended
                                                                September 30,   December 31,
                                                                    2001            2000
                                                                -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net Income (Loss)                                        $     (5,841)   $    107,329
       Adjustments to Reconcile Net Income (Loss) to Net Cash
           Provided by (Used) in Operating Activities:
            Depreciation                                                  --             321
            Dec. (Inc.) in Other Current Assets                       (3,534)             --
            Inc. (Dec.) in Accounts Payable                               68              --
            Inc. (Dec.) in Accrued Expenses                          (26,537)         26,537
            Inc. (Dec.) in Accrued Income Taxes                      (48,976)         48,976
                                                                -------------   -------------

                   Net Cash Provided by (Used) in Operating
                       Activities                                    (84,820)        183,163
                                                                -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
       Dividend Distribution                                        (107,320)             --
                                                                -------------   -------------

                    Net Cash Used in Financing Activities           (107,320)             --
                                                                -------------   -------------

NET INCREASE (DECREASE) IN CASH                                     (192,140)        183,163

CASH - BEGINNING                                                     193,995          10,832
                                                                -------------   -------------

CASH - ENDING                                                   $      1,855    $    193,995
                                                                =============   =============


See accompanying notes to financial statements.

                               CONVERT-TECH, INC.
                    Notes to Financial Statements (Unaudited)
                               September 30, 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying unaudited financial statements of Convert-Tech, Inc. (the Company) have been prepared in accordance with generally accepted accounting principles for interim financial information and with the regulations of the Securities and Exchange Commission. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

ORGANIZATION AND BUSINESS - The Company is a provider of internet-based solutions that enable e-commerce in an effort to streamline and automate the insurance distribution, policy servicing, and review process. The Company offers software applications (including wireless applications) and professional services designed to meet the evolving needs of carriers, distributors and buyers of insurance.

Since the Company's clients include all industries, its ability to collect amounts due from them as a result of extending them credit, is not affected by economic fluctuations in any particular industry. Additionally, during the nine months ended September 30, 2001, and the year ended December 31, 2000, the Company derived more than 61% and 56%, respectively, of its revenues from one client. No other clients accounted for more than 10%.

REVENUE RECOGNITION - Revenue from contract consulting services are recognized on the percentage-of-completion method. Revenue from sales of software and software documentation products is generally recognized upon product shipment provided that no significant vendor obligations remain and collection of the resulting receivable is deemed probable.

DEPRECIATION - The Company's equipment is depreciated using the straight-line method. Depreciation expense totalled $0 for the nine months ended September 30, 2001, and $321 for the year ended December 31, 2000.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

                               CONVERT-TECH, INC.
              Notes to Financial Statements (Unaudited)(Continued)
                               September 30, 2001

NOTE 2 - EQUIPMENT
Equipment consists of the following:

                                                   September 30,   December 31,
                                                       2001             2000
                                                   -------------   -------------
          Computer Equipment                       $     20,354    $     20,354
          Accumulated Depreciation                      (19,685)        (19,685)
                                                   -------------   -------------
                                                   $        669    $        669
                                                   =============   =============

NOTE 3 - INCOME TAXES
The income tax provision (benefit) consists of the following:

                                                   September 30,   December 31,
                                                       2001             2000
                                                   -------------   -------------
          Current                                  $     (3,735)   $     48,976
          Deferred                                           --              --
                                                   -------------   -------------
                                                   $     (3,735)   $     48,976
                                                   =============   =============

The income tax provision (benefit) differs from the expense (benefit) that would result from applying statutory rates to income (loss) before taxes as follows:

                                                   September 30,   December 31,
                                                       2001             2000
                                                   -------------   -------------
          Income Tax Expense (Benefit)
           Computed at the Statutory Federal
           Income Tax Rate                         $     (3,256)   $     53,144
          Increase (Decrease) in Income Taxes
           Resulting From:
            Surtax Exemption                                 --          (9,326)
            State Income Tax-Net of Federal
             Tax Benefit                                   (479)          5,158
                                                   -------------   -------------
                                                   $     (3,735)   $     48,976
                                                   =============   =============

                               CONVERT-TECH, INC.
              Notes to Financial Statements (Unaudited)(Continued)
                               September 30, 2001

NOTE 4 - SUBSEQUENT EVENT
On October 16, 2001, the Company merged with Synergy 2000, Inc., an information systems integrator and management consulting firm. Synergy 2000, Inc. provides value added technology and management solutions for companies to prepare them tactically and strategically to compete in the 21st Century. Synergy 2000, Inc. offers a suite of products and services for solving clients' problems related to their rapidly changing technology needs and the management thereof. The Company's stockholders received 5,000,000 shares of Synergy 2000, Inc. common stock in exchange for all outstanding common stock of the Company.

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

         Contents                                                    Page No.
         --------                                                    --------

Balance Sheet (Unaudited)                                              F-10

Statements of Operations (Unaudited)                                   F-11

Statements of Cash Flows (Unaudited)                                   F-12

Notes to Financial Statements (Unaudited)                              F-13

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      The following unaudited pro forma financial statement for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of Convert-Tech, Inc. set forth elsewhere in this filing. The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of Convert-Tech, Inc.

      The accompanying pro forma balance sheet as of September 30, 2001 has been prepared as if the Transactions were consummated as of that date. The accompanying pro forma statements of operations and of cash flows for the year ended December 31, 2000 and the nine months ended September 30, 2001 have been prepared as if the Transactions were consummated as of January 1, 2000.

      The pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the Transactions been completed on the dates indicated or which may be obtained in the future.


                                           PRO FORMA BALANCE SHEET
                                              September 30, 2001
                                                 (Unaudited)

                                         Convert-Tech,   Synergy 2000,      Pro Forma        Combined
                                             Inc.            Inc.          Adjustments       Pro Forma
                                        --------------   --------------   --------------   --------------
ASSETS
------

     Current Assets:
        Cash                            $       1,855    $     116,727    $          --   $      118,582
        Accounts Receivable                        --          371,694               --          371,694
        Note Receivable                            --          200,000               --          200,000
        Other                                   3,735               --               --            3,735
                                        --------------   --------------   --------------   --------------
           Total Current Assets                 5,590          688,421               --          694,011

     Equipment, Net                               669           14,334               --           15,003
                                        --------------   --------------   --------------   --------------

           Total Assets                 $       6,259    $     702,755    $          --    $     709,014
                                        ==============   ==============   ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

     Current Liabilities:
        Accounts Payable                $       4,369    $      62,844    $          --    $      67,213
        Accrued Expenses                           --          187,500               --          187,500
        Deferred Income Taxes                      --            2,067               --            2,067
                                        --------------   --------------   --------------   --------------
           Total Current Liabilities            4,369          252,411               --          256,780

     Deferred Income Taxes                         --            2,913               --            2,913

     Stockholders' Equity:
        Common Stock                            7,500           10,651           (2,500)(a)       15,651
        Capital In Excess of
          Par Value of Common Stock                --          479,549            2,500 (b)      482,049
        Retained Earnings                      (5,610)         (42,769)              --          (48,379)
                                        --------------   --------------   --------------   --------------

           Total Stockholders' Equity           1,890          447,431               --          449,321
                                        --------------   --------------   --------------   --------------

           Total Liabilities and
              Stockholders' Equity      $       6,259    $     702,755    $          --    $     709,014
                                        ==============   ==============   ==============   ==============


                                      PRO FORMA STATEMENT OF OPERATIONS
                                     Nine Months Ended September 30, 2001
                                                 (Unaudited)

                                       Convert-Tech,  Synergy 2000,   Pro Forma           Combined
                                             Inc.          Inc.       Adjustments        Pro Forma
                                        ------------   ------------   ------------      ------------
Fees Billed                             $   624,884    $   918,939    $  (385,065)(c)   $ 1,158,758

Operating Expenses:
     Salaries                                60,000        238,885             --           298,885
     Contract Services                      520,007        560,527       (385,065)(c)       695,469
     Taxes and Licenses                       4,990         19,818             --            24,808
     Auto and Truck                           1,211             --             --             1,211
     Travel and Business                     20,262         19,755             --            40,017
     Meals and Entertainment                  1,409             25             --             1,434
     Advertising                                 --          4,350             --             4,350
     Professional Fees                        1,076         92,664             --            93,740
     Rent                                    12,774          3,590             --            16,364
     Telephone                                5,402          9,635             --            15,037
     Supplies                                 4,339          5,529             --             9,868
     Insurance                                  757         65,987             --            66,744
     Postage and Shipping                         4          1,488             --             1,492
     Dues and Subscriptions                      60            170             --               230
     Investor Relations                          --          5,858             --             5,858
     Joint Venture Loss                          --         50,000             --            50,000
     Amortization                                --              7             --                 7
     Depreciation                                --          3,645             --             3,645
     Miscellaneous                            4,764          1,485             --             6,249
                                        ------------   ------------   ------------      ------------
                                            637,055      1,083,418       (385,065)        1,335,408
                                        ------------   ------------   ------------      ------------

Net Income (Loss) From Operations           (12,171)      (164,479)            --          (176,650)

Interest Income                               2,595         11,158             --            13,753
                                        ------------   ------------   ------------      ------------

Net Income (Loss) Before Income Taxes        (9,576)      (153,321)            --          (162,897)

Income Tax Benefit (Expense)                  3,735         45,478             --            49,213
                                        ------------   ------------   ------------      ------------

Net Income (Loss)                       $    (5,841)   $  (107,843)   $        --       $  (113,684)
                                        ============   ============   ============      ============


                       PRO FORMA STATEMENT OF CASH FLOWS
                      Nine Months Ended September 30, 2001
                                  (Unaudited)


                                                    Convert-Tech,    Synergy 2000,      Pro Forma         Combined
                                                         Inc.             Inc.         Adjustments       Pro Forma
                                                    --------------   --------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Income (Loss)                               $      (5,841)   $    (107,843)   $          --    $    (113,684)
    Adjustments to Reconcile Net Income (Loss)
       to Net Cash Provided by (Used) in
       Operating Activities
       Depreciation                                            --            3,645               --            3,645
       Amortization                                            --                7               --                7
       Dec. (Inc.) in Accounts Receivable                      --           (1,576)              --           (1,576)
       Dec. (Inc.) in Note Receivable                          --         (200,000)              --         (200,000)
       Dec. (Inc.) in Other Current Assets                 (3,534)          21,559               --           18,025
       Inc. (Dec.) in Accounts Payable                         68          (91,073)              --          (91,005)
       Inc. (Dec.) in Accrued Expenses                    (26,537)              --               --          (26,537)
       Inc. (Dec.) in Accrued Income Taxes                (48,976)         (40,523)         (16,750)(d)     (106,249)
       Inc. (Dec.) in Deferred Income Taxes                    --           (4,956)              --           (4,956)
                                                    --------------   --------------   --------------   --------------

            Net Cash Provided by (Used) in
               Operating Activities                       (84,820)        (420,760)         (16,750)        (522,330)
                                                    --------------   --------------   --------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition of Equipment                                   --           (1,067)              --           (1,067)
                                                    --------------   --------------   --------------   --------------

            Net Cash Used in Investing Activities              --           (1,067)              --           (1,067)
                                                    --------------   --------------   --------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Dividend Distribution                                (107,320)              --          107,320(e)            --
                                                    --------------   --------------   --------------   --------------

            Net Cash Used in Financing Activities        (107,320)              --          107,320               --
                                                    --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN CASH                          (192,140)        (421,821)          90,570         (523,397)

CASH - BEGINNING                                          193,995          538,554               --          732,549
                                                    --------------   --------------   --------------   --------------

CASH - ENDING                                       $       1,855    $     116,727    $      90,570    $     209,152
                                                    ==============   ==============   ==============   ==============

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(a) Decrease due to the issuance of $5,000 of par value common stock in exchange for $7,500 of par value common stock.
(b) Increase due to the issuance of $5,000 of par value common stock in exchange for $7,500 of par value common stock.
(c)      Contract service fees paid to Convert-Tech, Inc. by the Company.
(d)      Payment of income taxes as discussed in (f).
(e)      Reflects reduction in dividends that would not have been paid.
(f) Reflects increase in tax liability due to loss of surtax exemption on a combined basis.